Barclays Global Automotive Conference Joe Hinrichs Executive Vice President and President, Global Operations, Ford Motor Company

Creating Tomorrow, Together Our Belief Freedom of movement drives human progress. Our To become the world’s most trusted company, Aspiration designing smart vehicles for a smart world. Passion for Product & Deep Customer Insight Our Plan Winning Propulsion Autonomous Mobility Portfolio Choices Technology Experiences Fitness Metrics Operating Leverage Growth Build, Partner, Buy EBIT Margin Capital Efficiency ROIC Strong Balance Sheet Cash Flow Our People Culture & Values 2

Creating Tomorrow, Together

Our Belief

Freedom of movement drives human progress.

Our Aspiration

To become the world's most trusted company, designing smart vehicles for a smart world.

Our Plan

Passion for Product & Deep Customer Insight

- Winning Portfolio
- Propulsion Choices
- Autonomous Technology
- Mobility Experiences

Fitness

- Operating Leverage
- Build, Partner, Buy
- Capital Efficiency
- Strong Balance Sheet

Metrics

- Growth
- EBIT Margin
- ROIC
- Cash Flow

Our People

Culture & Values

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Fitness Redesign Core Initiatives Customer Speed & Simplicity Efficiency Accountability Centricity Agility Blueprint-enabled Product-driven IT Advertising & sales Hours Per Unit Next-generation Complexity demand org. living the promotion Job #1 = Job Last manufacturing governance management desired culture Yield Manage Agile Global Product Capex reduction PD footprint & management complexity Development System through reuse capacity design Modular architecture Manufacturing & lifecycle footprint Best cost at Job #1 management optimization Global Freight full-network Order-To-Delivery sourcing rapid prototype Smart Redesign Enterprise Product Line Management Skill Team Lead: IT Manufacturing Marketing & Sales Product Development Material Cost Cross functional 4

Complexity Management Key Highlights Optimization Managing vehicle complexity – starting in North America – to protect revenue and more intelligently manage volumes Mission: Playbook Manage Playbook established to sustainably manage complexity complexity, maximize Company-wide application value Roadmap in place for portfolio-wide application Follow-on benefits Additional follow-on benefits realized, including order-to-delivery timing reduction 5

Profit Maximizing Choices – 2020 Explorer Assessed Profit Vs. The “Cost To Serve” Sufficient Sales Volume Insufficient Sales Volume Vehicle Production Allocated To Most Profitable Markets 6

Standardizing Content And Colors Resulted In Deletion Of Over 100 Exterior Mirrors On 2020 MY Explorer Two actions taken to reduce complexity: Standardized Blind Spot Monitoring 2018 MY 139 mirrors Feature across all trims as part of Ford corporate Co-Pilot 360 offering 114 PARTS 2018 MY DELETED Color Single color gloss 2020 MY 25 mirrors 2020 MY black mirror across all exterior colors and trims 7

Enterprise-wide Benefits Benefits Examples Faster Customer 2019 Fusion CUSTOMER ORDER TO DELIVERY TIME Order to Delivery REDUCED BY 63% Times Louisville Assembly Plant to build 2020 Escape in batches of Batch Building 60 units enabling LABOR COST AND PART SEQUENCING REDUCTIONS OF $70 / UNIT Engineering and Prototype Up front ENGINEERING / PROTOTYPE SAVINGS OF $20M on Investment a new crossover Reductions 8

Capital Equipment Reuse Key Highlights Forward model program savings Reuse targets jointly developed by Product Development and Manufacturing for future programs Mission: Flexible architecture Product Development / Manufacturing collaborating on Leverage flexible architecture initiatives to increase asset reuse Ford’s core competency in Compliance Manufacturing Compliance monitored through program milestone approval gateways Forward model processes Manufacturing processes revised to ensure sustainability and delivery on future programs 9

Manufacturing CapEx Reuse Process Delivers Results

KEY ENABLER EXAMPLES


A
B
C

BILL OF PROCESS

- Adhere to common assembly sequence
- Use carry-over build sequence



HARDPOINTS

- Maintain facility and equipment hardpoints
- Dimension containment



LOCATORS / ATTACHMENT STRATEGY

- Adhere to carry-over locator strategy
- Use common fastener and attachment methods

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Aggressive Reuse Targets Scaled By Program Type; Metrics Aligned With Financials And Tracked Through Launch Reuse Target Level of Program Change Facility & Equipment Tooling Part Racks Minor Vehicle Freshening 100% 80% 90% Major Platform Change 70% 30% 30% 11

Yield Management Key Highlights Yield Management Right VEHICLE, to the right PLACE, for the right Mission: CUSTOMER, at the right TIME, at the right PRICE Data-driven Incentives process to Targeted discounts where they are most effective optimize revenue and content on Allocation and Mix every vehicle Selling vehicles where they are most demanded sold Pricing Targeted to relative strength; dynamic for the situation 12

Yield Management Allows Us To Better Capture Pockets Of Value Average contribution High profitability High profitability margin Fast turnover Slow turnover Increase volume 1 and / or take price Where and what do we want to sell? Investigate variable Re-allocate capacity 2 3 marketing spend if constrained Low profitability Low profitability Fast turnover Slow turnover Average days to turn How fast is it selling? Does the market want it? 13

Yield Management Generates Insights By Taking Data Beyond Averages… Average days to turn Higher Decisions driven by averages results in one-size-fits-all approaches to go-to-market Inefficient and ineffective Average contribution margin per vehicle Average contribution margin Average Lower Faster Slower Average days to turn 14 Note: Graph represents single nameplate averaged across all series and sales regions

… And Leverages Granularity To Uncover Targeted Opportunities High profitability High profitability Fast turnover Slow turnover Average contribution Total margin per vehicle Using analytics to “de-average” the data, unlocking Average contribution margin Average insights and enabling us to act with precision Low profitability Low profitability Fast turnover Total Slow turnover Average days to turn 15 Note: Graph represents single nameplate where color represents trim series and dots represent 21 individual sales regions

Yield Management In Practice Over-performing Higher units that have Less demand and pricing power; margin within a increase mix series; reduce mix and allocation Average contribution margin Average In-demand but lower Faster selling and margin units; higher margin units opportunity to within a series; reduce incentives prioritize allocation Lower Faster Average days to turn Slower 16 Note: Graph represents single nameplate where color represents trim series and dots represent 21 individual sales regions

Yield Management Framework Overall YIELD MANAGEMENT STRATEGY strategy Leveraging data to become more granular and efficient in how we go to market ALLOCATION / MIX PRICING CONSUMER DEALER INCENTIVES ALIGNMENT Activation Get the right vehicle Optimize list pricing Efficiently deploy incentives Align end-to-end levers to the right locations to match consumer interest to match each consumer's distribution channel along at the right time to profitable vehicles unique willingness to pay common objectives 17

Yield Management Ensures Variable Marketing Dollars Work The Hardest • Bottom-up actions require empowered teams to take “smart risks” to deliver targeted, focused programs DEFENSE • Leverage yield management to achieve Fitness savings targets without impacting volume Tool To • Selectively reduce variable marketing spend in areas where ‘Get Fit’ demand is most robust OFFENSE • Leverage yield management to deploy incentive dollars where they will be most effective in driving profitable share Tool To • De-averaged understanding of where Ford is relatively strong and Drive vulnerable vs. competitors and vice versa Profitable Share • Flexible actions designed to limit volume risk 18

Creating Tomorrow, Together Benefits of Fitness Our Freedom of movement drives human progress. Belief • Dramatic improvements in how we design, build and go to To become the world’s most trusted company, Our market Aspiration designing smart vehicles for a smart world. Passion for Product & Deep Customer Insight • KPIs to gauge results and Our Plan for Value Creation ensure immediate actions to Winning Propulsion Autonomous Mobility stay fit Portfolio Choices Technology Experiences • Mindset drives new Fitness Metrics opportunities Operating Leverage Growth • A more durable and competitive EBIT Margin Build, Partner, Buy business model with improved Capital Efficiency ROIC profitability and returns Strong Balance Sheet Cash Flow Our People Culture & Values 19

Q&A

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Safety, emissions, fuel economy, and other regulations affecting Ford may become more stringent; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 21